SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 14, 2005

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3500 Lenox Road, Atlanta, Georgia 30326

(Address of Principal Executive Offices, including Zip Code)

(770) 786-3441

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 14, 2005, Main Street Banks, Inc. (the “Registrant”) issued a press release announcing that Samuel B. Hay, president and chief executive officer, will make a presentation at the Raymond James 26th Annual Institutional Investors Conference in Orlando on Tuesday, March 8 at 7:30 a.m. EST. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 9.01.	Financial Statement and Exhibits.

(c)	Exhibits

99

Press Release of Registrant dated February 14, 2005, announcing that Samuel B. Hay, president and chief executive officer, will make a presentation at the Raymond James 26th Annual Institutional Investors Conference in Orlando on Tuesday, March 8 at 7:30 a.m. EST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2005	MAIN STREET BANKS, INC.

	By:	/s/ SAMUEL B. HAY
Samuel B. Hay
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document

99

Press Release of Registrant dated February 14, 2005, announcing that Samuel B. Hay, president and chief executive officer, will make a presentation at the Raymond James 26th Annual Institutional Investors Conference in Orlando on Tuesday, March 8 at 7:30 a.m. EST.